SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 13, 2002
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                    1-9700                  94-3025021
   (State or other jurisdiction       Commission           (I.R.S. Employer
of incorporation or organization)     File Number         Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000





                         THE CHARLES SCHWAB CORPORATION

Item 9. Regulation FD Disclosure

On August 13, 2002, in accordance with the Securities and Exchange Commission (the "Commission") Order No. 4-460 Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order"), the Chairman of the Board and Co-Chief Executive Officer, President and Co-Chief Executive Officer, and Executive Vice President and Chief Financial Officer executed sworn statements, which have been submitted to the Commission. Copies of the sworn statements are furnished as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K pursuant to the recommendation of the Staff of the Commission set forth in the Staff's statement, issued on July 29, 2002, regarding the Order.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE CHARLES SCHWAB CORPORATION
                                                 (Registrant)

Date: August  13, 2002                          /s/ John E. Danton
      ----------------                          -------------------
                                                 John E. Danton,
                                                 Senior Vice President and
                                                   Corporate Controller


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Exhibit Index

99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


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